Executive Investors Logo

INSURED TAX EXEMPT FUND

EXECUTIVE INVESTORS TRUST

SEMI-ANNUAL REPORT
JUNE 30, 2000



Bond Market Overview
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

We are pleased to present this Bond Market Overview for the semi-annual report for the Executive Investors Insured Tax Exempt Fund for the six-month period ended June 30, 2000.

The Economy

The U.S. economy, now in its tenth year of expansion, continued its solid performance during the period, with the gross domestic product
(GDP) growing by 5.0% on an annualized basis. The unemployment rate fell to 4.0% in June, near a 30-year low. Consumer confidence remained high as personal income continued to grow. Durable goods orders (for airplanes, computers, etc.) and industrial production continued to rise.

The rate of inflation began to trend slightly higher, although remaining benign by historical standards. The consumer price index, a broad inflation gauge, increased 3.7% during the 12 months ending June 2000, but only 2.4% excluding the volatile food and energy components. The primary inflation story was the approximately 45% increase in the price of oil during the first six months of the year. In the labor market, the inflationary impact of rising wages was largely offset by the continued improvement in productivity that has characterized much of the current economic expansion.

Against this backdrop, the Federal Reserve ("the Fed") continued to tighten monetary policy based upon its concerns about the pace of economic growth (fourth quarter 1999 and first quarter 2000 growth exceeded 6.5%) and the tight labor market. In all, the Fed raised short-term interest rates three times during the review period, accounting for a total of 100 basis points (1%).

The Bond Market

The economy's continued good health and the Fed's attempts to cool the economy produced mixed results for the bond market during the first half of the year. Short-term interest rates rose with two-year Treasury note yields increasing from 6.21% at year-end to 6.36% on June 30. The increase in rates was primarily attributable to the Fed's ongoing tightening of the money supply. Conversely, long-term interest rates fell slightly after reaching their highest level since 1997 in January. The ten-year Treasury note yield dropped from 6.44% at year-end 1999 to 6.03% as of June 30. This rate decline occurred despite the solid economy and the Fed's actions largely because of the U.S. budget surplus. Driven by the strong economy of recent years, tax collections have increased, producing a budget surplus estimated at $211 billion for 2000 and $1.3 trillion over the next ten years. The Federal government's good fortune has helped shrink the supply of U.S. Treasury debt.



Bond Market Overview (continued)
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Issuance of new Treasury securities has slowed and the Treasury has begun buying back debt in the open market. If the economy continues to steam ahead, some optimistic analysts have predicted that all public debt (U.S. Treasury and municipal bonds) could be eliminated by 2012.

The decrease in Treasury debt helped trigger an unusual occurrence in the bond market. Normally, interest rates on bonds with longer maturities are higher than interest rates on bonds with shorter maturities due to the former's greater interest rate risk. However, in recent months, the interest rates on longer maturity Treasury bonds have fallen below those of shorter maturities, causing the yield curve to invert. While the Fed has raised short-term rates, long-term Treasury rates have fallen due to the scarcity of high-quality bonds. However, the decline in long-term interest rates has been limited to public debt. In the private debt markets (corporate bonds, mortgage-backed bonds, etc.), long-term yields have remained high, reflecting the strong economy and inflation concerns.

Among the different sectors of the bond market, Treasury securities (particularly long-term debt) provided the highest returns during the first six months. The municipal bond sector was the second best performing sector, with new issuance down 22% versus the same period of 1999, as the strong economy helped decrease the need for municipalities to issue debt. In the mortgage-backed bond sector, investors also benefited from a decline in issuance as well as an excellent prepayment environment, as refinancings declined but home sales remained high. In the investment grade corporate bond sector, the active Fed, "event risk" (mergers and other actions taken by companies to improve their stock price), the inverted yield curve, and heavy supply (June was the heaviest month in the history of corporate bond issuance) converged to produce disappointing results. However, higher-rated issues fared better than lower-rated credits. The high yield bond segment posted the weakest returns in the bond market, due to the factors which adversely affected the investment grade corporate bond market plus rising default rates and lack of investor demand due to better returns in other asset classes.

Looking Ahead

Going forward, the Fed may raise interest rates once or twice more in an effort to slow the economy's momentum. The Fed took no action at its meeting at the end of June, but maintained a bias to raise rates. For the equity market, we remain optimistic that solid economic fundamentals and healthy corporate profits may produce positive returns for the second half of 2000. In the bond market, it appears that long-term rates most likely peaked in January. Rates may move somewhat higher from current levels until the Fed concludes its rate increases. The conclusion of Fed tightening, coupled with a slowing economy, could create a catalyst for a bond market rally by the end of the year.



Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in Executive Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
Executive Investors Management Company, Inc.

July 31, 2000

* There are a variety of risks associated with investing in mutual funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio of Investments
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
June 30, 2000
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount   Security                                                              Value        Net Assets
---------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS-97.2%
            Alabama-1.7%
     $250M  Coffee Cnty. Public Bldg. Authority, 6.10%, 9/1/2016             $  258,750            $  173
---------------------------------------------------------------------------------------------------------
            Arizona-1.9%
      250M  Maricopa County Ind. Dev. Auth. Hosp. Facs. Rev.
              (Samaritan Hlth. Svcs.), 7%, 12/1/2016                            289,687               194
---------------------------------------------------------------------------------------------------------
            California-11.7%
      690M  Jefferson High Sch. Dist. (San Mateo Cnty.), 6.25%,
              2/1/17                                                            757,275               506
      400M  Pomona School District, 6.55%, 8/1/2029                             451,000               301
      500M  San Francisco City & County Redev. Agy.
              (Moscone Ctr.), 6.75%, 7/1/2015                                   545,625               365
---------------------------------------------------------------------------------------------------------
                                                                              1,753,900             1,172
---------------------------------------------------------------------------------------------------------
            Colorado-2.5%
      350M  Garfield Pitkin & Eagle Cntys. School District #RE1,
              6.60%, 6/15/2004*                                                 375,812               251
---------------------------------------------------------------------------------------------------------
            Connecticut-2.0%
      275M  Connecticut Special Tax Oblig. Rev., 6.10%,
              10/1/2004*                                                        291,843               195
---------------------------------------------------------------------------------------------------------
            Florida-2.4%
      335M  Cocoa Water & Sewer Rev., 5.75%, 10/1/2007*                         355,518               238
---------------------------------------------------------------------------------------------------------
            Illinois-10.9%
      500M  Chicago Board of Education, 6.25%, 12/1/2012                        546,250               365
      500M  Chicago General Obligation, 6%, 7/1/2005*                           534,375               357
      500M  Illinois Dev. Fin. Auth. (Rockford School #205),
              6.55%, 2/1/2009                                                   550,625               368
---------------------------------------------------------------------------------------------------------
                                                                              1,631,250             1,090
---------------------------------------------------------------------------------------------------------
            Maine-1.8%
      250M  Maine Municipal Bond Bank, 6.50%, 11/1/2014                         266,250               178
---------------------------------------------------------------------------------------------------------
            Massachusetts-3.5%
      500M  Massachusetts Bay Transportation Auth.
              Gen. Sys. Rev., 5.80%, 3/1/2013                                   524,375               350
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount   Security                                                              Value        Net Assets
---------------------------------------------------------------------------------------------------------
            Michigan-7.3%
  $ 1,000M  Howell Public Schools General Obligation,
              Zero Coupon, 5/1/2006*                                         $  338,750            $  226
      750M  Milan Area School District, 5.625%, 5/1/2017                        755,625               505
---------------------------------------------------------------------------------------------------------
                                                                              1,094,375               731
---------------------------------------------------------------------------------------------------------
            Missouri-11.5%
      200M  Liberty Sewer System Rev., 6.15%, 2/1/2015                          209,000               140
      500M  Missouri State Health & Educational Facilities Auth.,
              6.75%, 5/15/2010                                                  565,625               378
      310M  Springfield Pub. Bldg. Corp. Leasehold Rev.
            (Springfield Recreational) Proj. Series "B",
              5.85%, 6/1/2014                                                   318,913               213
      250M  St. Joseph's School District, 5.75%, 3/1/2019                       251,875               168
      375M  St. Louis Cnty. Pattonville School District #3,
            5.75%, 3/1/2017                                                     380,625               255
---------------------------------------------------------------------------------------------------------
                                                                              1,726,038             1,154
---------------------------------------------------------------------------------------------------------
            New Jersey-3.4%
      485M  New Jersey Housing & Mortgage Fin. Rev., 6.55%,
              10/1/10                                                           505,613               338
---------------------------------------------------------------------------------------------------------
            New York-2.1%
      290M  New York City Mun. Water Fin. Auth. Rev., 5.875%,
              6/15/2001*                                                        308,850               206
---------------------------------------------------------------------------------------------------------
            North Carolina-2.8%
      430M  Iredell County Public Facilities School Projects, 5.50%,
              6/1/19                                                            419,250               280
---------------------------------------------------------------------------------------------------------
            Oregon-6.1%
      400M  Klamath Falls Waste Water Revenue, 5.50%,
              6/1/25                                                            389,000               260
      500M  Oregon State Dept. of Administrative Services
              Cert. of Partic., 5.65%, 5/1/2007*                                525,000               351
---------------------------------------------------------------------------------------------------------
                                                                                914,000               611
---------------------------------------------------------------------------------------------------------
            Pennsylvania-9.6%
      525M  Erie General Obligation, 5.75%, 5/15/2007*                          550,594               368
      500M  Erie Sewer Authority Revenue, 5.875%, 6/1/2018                      508,125               340
---------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
June 30, 2000
---------------------------------------------------------------------------------------------------------
                                                                                                   Amount
                                                                                                 Invested
                                                                                                 For Each
Principal                                                                                      $10,000 of
   Amount   Security                                                              Value        Net Assets
---------------------------------------------------------------------------------------------------------
            Pennsylvania (continued)
    $ 350M  Philadelphia Water & Wastewater Rev., 6.25%,
              8/1/12                                                        $   381,938            $  255
---------------------------------------------------------------------------------------------------------
                                                                              1,440,657               963
---------------------------------------------------------------------------------------------------------
            Puerto Rico-6.8%
      400M  Puerto Rico Commonwealth Hwy. & Trans.
              Auth. Rev., 6.25%, 7/1/2014                                       441,500               295
      545M  Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl.
              Facs., 6.25%, 7/1/2016                                            570,888               382
---------------------------------------------------------------------------------------------------------
                                                                              1,012,388               677
---------------------------------------------------------------------------------------------------------
            Texas-9.2%
      505M  Austin Texas Utility Systems, 6%, 11/15/2013                        539,088               360
      500M  Harris County General Obligation, 6.50%, 8/15/2013                  557,500               373
      250M  Houston Water Conveyance System Cert. of Partic.,
              6.25%, 12/15/2012                                                 271,875               182
---------------------------------------------------------------------------------------------------------
                                                                              1,368,463               915
---------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $13,734,552)         97.20%             14,537,019             9,716
Other Assets, Less Liabilities                              2.8                 424,857               284
---------------------------------------------------------------------------------------------------------
Net Assets                                                100.0%            $14,961,876           $10,000
=========================================================================================================
*Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

See notes to financial statements




Statement of Assets and Liabilities
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
June 30, 2000

---------------------------------------------------------------------------------------------------

Assets
Investment in securities, at value (identified cost $13,734,552) (Note 1A)              $14,537,019
Cash                                                                                          7,292
Receivables:
  Investment securities sold                                                                712,520
  Interest                                                                                  200,491
                                                                                        -----------
Total Assets                                                                             15,457,322
                                                                                        -----------
Liabilities
Payables:
  Investment securities purchased                                                           419,900
  Dividend payable                                                                           60,955
  Trust shares redeemed                                                                       7,500
Accrued expenses                                                                              4,989
Accrued advisory fees                                                                         2,102
                                                                                        -----------
Total Liabilities                                                                           495,446
                                                                                        -----------
Net Assets                                                                              $14,961,876
                                                                                        ===========
Net Assets Consist of:
Capital paid in                                                                         $13,909,436
Undistributed net investment income                                                          14,913
Accumulated net realized gain on investment transactions                                    235,060
Net unrealized appreciation in value of investments.                                        802,467
                                                                                        -----------
Total                                                                                   $14,961,876
                                                                                        ===========

Shares of beneficial interest outstanding                                                 1,070,194
                                                                                        ===========
Net asset value and redemption price per share
  (Net assets divided by trust shares outstanding)                                           $13.98
                                                                                        ===========
Maximum offering price per share
  (Net asset value/.9525)*                                                                   $14.68
                                                                                        ===========
*On purchases of $100,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
Six Months Ended June 30, 2000

---------------------------------------------------------------------------------------------------
Investment Income
Interest Income                                                                            $432,501

Expenses (Notes 1 and 3):
  Advisory fee                                                               $ 75,982
  Distribution plan expenses                                                   38,005
  Professional fees                                                            12,166
  Shareholder servicing costs                                                   4,703
  Reports and notices to shareholders                                           1,821
  Custodian fees                                                                1,578
  Other expenses                                                                2,731
                                                                             --------
Total expenses                                                                136,986
Less: Expenses waived or assumed                                              (72,717)
      Custodian fees paid indirectly                                           (1,578)
                                                                             --------
Net expenses                                                                                 62,691
                                                                                           --------
Net investment income                                                                       369,810

Realized and Unrealized Gain (Loss)
on Investments (Note 2):
Net realized gain on investments                                              235,060
Net unrealized appreciation of investments                                    175,683
                                                                             --------
Net gain on investments                                                                     410,743
                                                                                           --------
Net Increase in Net Assets Resulting
  from Operations                                                                          $780,553
                                                                                           ========

See notes to financial statements




Statement of Changes in Net Assets
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

---------------------------------------------------------------------------------------------------
                                                                      1/1/00 to           1/1/99 to
                                                                        6/30/00            12/31/99
--------------------------------------------------------------     --------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income                                               $   369,810         $   793,234
Net realized gain on investments                                        235,060              29,405
Net unrealized appreciation (depreciation)
  of investments                                                        175,683          (1,148,959)
                                                                    -----------         -----------
Net increase (decrease) in net assets resulting
  from operations                                                       780,553            (326,320)
                                                                    -----------         -----------
Distributions to Shareholders
Net investment income                                                  (372,728)           (775,403)
Net realized gains                                                           --             (29,405)
                                                                    -----------         -----------
Total distributions                                                    (372,728)           (804,808)
                                                                    -----------         -----------
Trust Share Transactions*
Proceeds from shares sold                                               221,460           1,636,590
Reinvestment of distributions                                           158,882             455,722
Cost of shares redeemed                                              (1,668,178)         (2,028,492)
                                                                    -----------         -----------
Net increase (decrease) from trust share
transactions                                                         (1,287,836)             63,820
                                                                    -----------         -----------
Net decrease in net assets                                             (880,011)         (1,067,308)
Net Assets
Beginning of period                                                  15,841,887          16,909,195
                                                                    -----------         -----------
End of period+                                                      $14,961,876         $15,841,887
                                                                    ===========         ===========
+ Includes undistributed net investment income of                   $    14,913         $    17,831
                                                                    ===========         ===========
* Trust Shares Issued and Redeemed
Sold                                                                     16,048             114,579
Issued for distributions reinvested                                      11,608              32,373
Redeemed                                                               (121,491)           (144,597)
                                                                    -----------         -----------
Net increase (decrease) in trust shares
  outstanding                                                           (93,835)              2,355
                                                                    ===========         ===========

See notes to financial statements




Notes to Financial Statements
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

1. Significant Accounting Policies -- Executive Investors Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Insured Tax Exempt Fund (the "Fund"). The objective of the Fund is to seek a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax.

A. Security Valuation -- The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition, yield data and other available information in determining value. "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

The municipal bonds held by the Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Tax -- No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Dividends from net investment income to the shareholders of the Fund are normally declared daily and paid monthly. Dividends from net investment income of the Fund are considered exempt-interest dividends and as such should not be subject to federal income taxes.



Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. For the six months ended June 30, 2000, The Bank of New York, custodian for the Fund, has provided total credits in the amount of $1,578 against custodian charges based on the uninvested cash balances of the Fund.

2. Security Transactions -- For the six months ended June 30, 2000, purchases and sales of municipal securities other than short-term municipal notes, were $13,154,705 and $14,741,699, respectively. At June 30, 2000, aggregate cost for federal income tax purposes was $13,734,552. Accumulated net unrealized appreciation was $802,467 consisting entirely of unrealized appreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC") and/or its transfer agent, Administrative Data Management Corp. ("ADM"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund.
For the six months ended June 30, 2000, trustee fees accrued by the Fund amounted to $150.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the six months ended June 30, 2000, the total advisory fee accrued to EIMCO was $75,982 of which $53,188 was waived. In addition, expenses of $11,928 were assumed by EIMCO.



Notes to Financial Statements (continued)
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

For the six months ended June 30, 2000, EIC, as underwriter of the Trust, received $898 in commissions from the sale of Trust shares, after allowing $6,189 to other dealers. Shareholder servicing costs included $3,318 in transfer agent fees accrued to ADM.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay a fee equal to .50% of its average daily net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. For the six months ended June 30, 2000, total Distribution Plan fees accrued to EIC amounted to $38,005 of which $7,601 was waived.

4. Concentration of Credit Risk -- The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in a state, industry or region.



Financial Highlights
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                            1/1/00                    Year Ended December 31
                                                to   -------------------------------------------------------
                                           6/30/00      1999      1998        1997        1996        1995
                                          --------   --------  ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value,
Beginning of Period                         $13.61     $14.56     $14.41      $13.82      $14.04      $12.53
                                          --------   --------  ---------    --------    --------    --------
Income from Investment Operations:
Net investment income                          .33        .67        .66         .67         .66         .72
Net realized and unrealized gain (loss)
  on investments                               .38       (.94)       .39         .71        (.10)       1.80
                                          --------   --------  ---------    --------    --------    --------
Total from Investment Operations               .71       (.27)      1.05        1.38         .56        2.52
                                          --------   --------  ---------    --------    --------    --------
Less Distributions from:
Net investment income                          .34        .65        .66         .67         .67         .73
Net realized gain                               --        .03        .24         .12         .11         .28
                                          --------   --------  ---------    --------    --------    --------
Total Distributions                            .34        .68        .90         .79         .78        1.01
                                          --------   --------  ---------    --------    --------    --------
Net Asset Value, End of Period               13.98      13.61      14.56       14.41       13.82       14.04
                                          ========   ========  =========    ========    ========    ========
Total Return (%)*                             5.25      (1.92)      7.39       10.30        4.11       20.53
----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in millions)        $15        $16        $17         $16         $15         $13

Ratio to Average Net Assets: (%)+
Expenses                                       .80(a)     .80        .80         .75         .75         .50
Net investment income                         4.86(a)    4.72       4.50        4.80        4.85        5.35

Ratio to Average Net Assets Before
Expenses Waived or Assumed: (%)
Expenses                                      1.80(a)    1.73       1.73        1.71        1.71        1.74
Net investment income                         3.86(a)    3.79       3.57        3.84        3.89        4.11

Portfolio Turnover Rate (%)                     88        205        172         126         116         147

(a) Annualized
 *  Calculated without sales charges
 +  Net of expenses waived or assumed (Note 3)

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Insured Tax Exempt Fund (a series of Executive Investors Trust) as of June 30, 2000, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2000 and the year ended December 31, 1999 and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Insured Tax Exempt Fund at June 30, 2000, and the results of its operations for the six months then ended, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 2000



EXECUTIVE INVESTORS TRUST

Trustees
------------------------------

James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
------------------------------

Glenn O. Head
President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary



EXECUTIVE INVESTORS TRUST

Shareholder Information
------------------------------

Investment Adviser
Executive Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
Executive Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.